EXHIBIT 4(c)

                                    DPL Inc.

                             OFFICER'S CERTIFICATE

Stephen F. Koziar, Jr., the Group Vice President and Secretary of DPL Inc., an Ohio corporation (the "Company"), pursuant to the authority granted in the Board Resolutions of the Company dated August 20, 2001 and Sections 201 and 301 of that certain Indenture of the Company, dated as of March 1, 2000 (the "Indenture") between the Company and Bank One Trust Company, National Association, as trustee (the "Trustee"), does hereby certify to the Trustee, as follows (capitalized terms not separately defined herein having the respective meanings ascribed thereto in the Indenture):

1. Two series of securities to be issued under the Indenture are hereby established and shall be designated "6 7/8% Senior Notes Due 2011" (the "Notes", which term shall include the Private Notes and the Exchange Notes (each as defined herein), unless the context otherwise requires).

2. The Notes shall be limited in the initial aggregate principal amount of $400,000,000 at any time Outstanding, except as contemplated in
     Section 301(b) of the Indenture or as may be increased by a separate Officer's Certificate pursuant to Section 301 of the Indenture without the consent of the holders of the then Outstanding Notes, any such additional Notes to have the same stated maturity and other terms as those initially issued.

3. The Notes shall mature and the principal shall be due and payable together with all accrued and unpaid interest thereon on September 1, 2011.

4. The Notes shall be issued in fully registered form only in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

5. The Notes shall bear interest at the rate of 6 7/8% per annum payable semi-annually on March 1 and September 1 of each year (each, an "Interest Payment Date") commencing on March 1, 2002. Interest on the Notes will accrue from August 31, 2001, but if interest has been paid on such Notes, then from the most recent Interest Payment Date to which interest has been paid or duly provided for. If the Company does not comply with certain of its obligations under the Registration Rights Agreement (as defined herein), the Private Notes shall, in accordance with Section 2(e) of the Registration Rights Agreement, bear additional interest ("Additional Interest") in addition to the interest provided for in the prior sentence of this paragraph. For purposes of this Officer's Certificate and the forms of Notes attached hereto, the term "interest" shall be deemed to include interest provided for in the first sentence of this paragraph 5 and Additional Interest, if any. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such Interest Payment Date. The amount of


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     interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and for any period shorter than a full month, on the basis of the actual number of days elapsed.

6. Each installment of interest on a Note shall be payable to the Person in whose name such Note is registered at the close of business on the February 15 or August 15 next preceding the corresponding Interest Payment Date (the "Regular Record Date") for the Notes. Any installment of interest on the Notes not punctually paid or duly provided for shall forthwith cease to be payable to the Holders of such Notes on such Regular Record Date, and may be paid to the Persons in whose name such Notes are registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such Defaulted Interest. Notice of such Defaulted Interest and Special Record Date shall be given to the Holders of such Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

7. The principal, premium, if any, and each installment of interest on the Notes shall be payable at, and registration and registration of transfers and exchanges in respect of the Notes may be effected at, the office or agency of the Company in The City of New York; provided that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto. Notices and demands to or upon the Company in respect of the Notes may be served at the office or agency of the Company in The City of New York. The corporate trust operations office of the Trustee in The City of New York will initially be the agency of the Company for such payment, registration and registration of transfers and exchanges and service of notices and demands, and the Company hereby appoints the Trustee as its agent for all such purposes; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such office or agency and such agent. The Trustee will be the Security Registrar and the Paying Agent for the Notes. No exchanges of Private Notes (as defined herein) for Exchange Notes (as defined herein) shall occur until a registration statement has been declared effective by the Commission and any Private Notes that are exchanged for Exchange Notes shall be canceled by the Trustee.

8. The Notes will be redeemable at the option of the Company as provided in the forms thereof attached hereto as Exhibit A, Exhibit B and Exhibit C, as
                                          ---------  ---------     ---------
     applicable.

9. The Company has entered into an Exchange and Registration Rights Agreement dated as of August 24, 2001 (the "Registration Rights Agreement") with the initial purchasers of the Notes pursuant to which the Notes that are issued without registration (the "Private Notes") under the Securities Act of 1933 (the "Securities Act") may be exchanged for the other series of Notes established hereunder that will be registered under the Securities Act and that will otherwise have substantially the same terms as the Private Notes (the "Exchange Notes") or, failing such exchange, the Company will file a shelf registration for the resale of the Notes. The Private Notes will be offered and sold in reliance on exemptions from, or in transactions not subject to, the Securities Act, and Private Notes will be exchanged for Exchange Notes only pursuant to an effective registration statement under the Securities Act and in accordance with the Registration Rights Agreement. Except as provided in the Registration Rights Agreement, nothing in the Indenture, the Notes or this certificate shall be construed to require the Company to register any Notes under the Securities Act, or to make any transfer of such Notes in violation of applicable law.

10. (a) Private Notes offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Notes, substantially in the form of Exhibit A (a "144A Global Security"),
                                       ---------
          deposited with The Depository Trust Company (the "Clearing Agency") or the Trustee as custodian for the Clearing Agency. Transfers of beneficial interests in the 144A Global Security will be subject to the restrictions on transfer contained in the non-registration legend set forth in Exhibit A. Transfers of beneficial interests in the 144A Global Security will be made in accordance with the standing instructions and procedures of the Clearing Agency.

     (b) Private Notes offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global Notes, substantially in the form of Exhibit A (a
                                                               ---------
          "Regulation S Global Security"), but without the non-registration legend set forth therein, deposited with the Clearing Agency or the Trustee as custodian for the Clearing Agency. Prior to the expiration of the Distribution Compliance Period, beneficial interests in the Regulation S Global Security may only be held by Clearing Agency Participants in the name of a nominee of Euroclear or Clearstream. After the expiration of the Distribution Compliance Period, transfers of beneficial interests in the Regulation S Global Security will not be subject to any restrictions and may be held by Clearing Agency Participants other than in the name of a nominee of Euroclear or Clearstream. Transfers of beneficial interests in the Regulation S Global Security will be made in accordance with the standing instructions and procedures of the Clearing Agency.

          For purposes of this Officer's Certificate, (i) "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency, (ii) "Clearstream" means Clearstream Banking, societe anonyme, (iii) "Distribution Compliance Period" means the period of 40 consecutive days beginning on and including the later of (x) the day on which the offering of the Notes commences or (y) the original issue date of the Notes, (iv) "Euroclear" means Morgan Guaranty Trust Company of New York in its capacity as operator of The Euroclear System and (v) "Global Securities Certificate" or "Global Security" means any Private Note in the form of a 144A Global Security, a Regulation S Global Security and, if applicable, any Exchange Note represented in global form and deposited with the Clearing Agency or the Trustee as custodian for the Clearing Agency.

     (c) Private Notes offered and sold to Institutional Accredited Investors in reliance on Section 4(2) of the Securities Act shall be issued initially in the form of one or more Definitive Note Certificates,


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

          substantially in the form of Exhibit B. Transfers of Definitive Note Certificates will be subject to the non-registration legend and the requirements contained in paragraph 11(d)(1) or (d)(2) below.

          For purposes of this Officer's Certificate, (i) "Definitive Note Certificates" means Notes issued in definitive, fully registered form and (ii) "Institutional Accredited Investor" means an institutional investor that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

     (d) Exchange Notes shall be issued in global form, substantially in the form, and bearing the legends, set forth in Exhibit C deposited with the Clearing Agency or the Trustee as custodian for the Clearing Agency.

11. (a) So long as the Private Notes are eligible for book-entry settlement in the Clearing Agency or unless otherwise required by law, all Private Notes that are so eligible will be represented by one or more Global Securities Certificates deposited with the Clearing Agency or the Trustee as custodian for the Clearing Agency. No owner of a beneficial interest in a Global Securities Certificate will receive a Definitive Notes Certificate representing such owner's beneficial interest in the Private Notes, except as provided in paragraph 11(f) below; provided, however, that the Company shall issue a Definitive Notes Certificate upon any transfer of a beneficial interest in a Global Security to the Company or an Affiliate of the Company and no Definitive Notes Certificate, or portion thereof, in respect of which the Company or an Affiliate of the Company held any beneficial interest shall be resold, retransferred or included in any Global Security until such Private
          Note is freely tradeable in accordance with Rule 144(k) under the Securities Act or exchanged for an Exchange Note.

     (b) 144A Global Securities shall initially be registered in the name of a nominee of the Clearing Agency and Regulation S Global Securities shall initially be registered in the name of a nominee for the Clearing Agency for the accounts of Euroclear and Clearstream.

     (c) Transfers of interests in Private Notes between any 144A Global Security and any Regulation S Global Security will be made in accordance with this Officer's Certificate (including paragraph 11(d)(3) and (4) below, as applicable) and in accordance with the standing instructions and procedures of the Clearing Agency. The Trustee shall make appropriate endorsements to reflect increases or decreases in the amount of such Global Securities.

     (d) Unless and until the earlier of (i) the date upon which Private Notes are exchanged for Exchange Notes in connection with an effective registration statement pursuant to the Registration Rights Agreement or (ii) the Transfer Restriction Termination Date (meaning the first day in which the Notes (other than Notes acquired by the Company or any Affiliate thereof) may be sold pursuant to Rule 144(k) under the Securities Act):


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


          (1)  Definitive to Definitive Transfers. Any transfer of a Definitive
               ----------------------------------
               Notes Certificate shall be registered on the Security Register only upon receipt by the Trustee of such Definitive Notes Certificate accompanied by a duly completed and executed assignment in the form attached to Exhibit B and, in the case of
                                                  ---------
               a transfer to an Institutional Accredited Investor, upon receipt by the Trustee of a written certificate in the form of Exhibit D
                                                                      ---------
               (or other certifications, legal opinions or other information as the Company may reasonably request to confirm that such transfer is exempt from the registration requirements of the Securities
               Act);

          (2)  Definitive into Global Security. So long as Private Notes are
               -------------------------------
               eligible for book-entry settlement with the Clearing Agency or unless otherwise required by law, upon any transfer of a Definitive Notes Certificate to a Qualified Institutional Buyer in accordance with Rule 144A under the Securities Act or to a non-U.S. Person in accordance with Regulation S, and upon receipt of the Definitive Notes Certificate being so transferred accompanied by a duly completed and executed assignment in the form attached to Exhibit B, the Trustee shall make an endorsement
                                ---------
               on any 144A Global Security or any Regulation S Global Security, as the case may be, to reflect an increase in such Global Security and the Trustee shall cancel such Definitive Notes Certificate;

          (3)  144A Global Security into Regulation S Global Security. Any
               ------------------------------------------------------
               transfer in accordance with Rule 904 of Regulation S of a beneficial interest in a 144A Global Security shall be reflected by an increase in the Regulation S Global Security and a corresponding decrease in the 144A Global Security, in each case by the Trustee making an endorsement on such Global Security, only upon receipt by the Trustee of a written certificate in the form of Exhibit E (or such other certifications, legal opinions
                       ---------
               or other information as the Company may reasonably require to confirm that such transfer is being made pursuant to such Rule 904); and

          (4)  Regulation S Global Security into 144A Global Security. Any
               ------------------------------------------------------
               transfer of a beneficial interest in a Regulation S Global Security to a transferee that takes delivery in the form of a beneficial interest in the 144A Global Security shall be reflected by an increase in the 144A Global Security and a corresponding decrease in the Regulation S Global Security, in each case by the Trustee making an endorsement on such Global Security and, prior to the expiration of the Distribution Compliance Period, only upon receipt by the Trustee of a written certificate in the form of Exhibit F (or such other
                                          ---------
               certifications, legal opinions or other information as the Company may reasonably require).

     (e) Any Global Security may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Officer's Certificate and the Indenture as may be required by the Clearing Agency, by any national securities exchange or by the National Association of Securities Dealers, Inc. or as may be required for the Private Notes to be tradeable on any other market developed for trading of securities pursuant to Rule 144A under the Securities Act or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Notes may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Notes are subject.

     (f) Notwithstanding any other provisions of this Officer's Certificate (other than the provisions set forth in this paragraph 11(f)), a Global Security may not be exchanged in whole or in part for Definitive Notes Certificates, and no transfer of a Global Security may be registered, in the name of any person other than the Clearing Agency or a nominee thereof unless (i) such Clearing Agency (A) has notified the Trustee and the Company that it is unwilling or unable to continue as Clearing Agency for such Global Security or (B) has ceased to be a clearing agency registered as such under the Securities Exchange Act of 1934 and no successor Clearing Agency has been appointed by the Company within 90 days after its receipt of such notice or its becoming aware of such cessation of registration, (ii) there has occurred and is continuing an Event of Default, or any event that after notice or lapse of time or both would be an Event of Default under the Indenture, with respect to the Notes or (iii) the Company in its discretion instructs the Trustee to exchange such Global Security for Definitive Notes Certificates (in which case such exchange shall be effected by the Trustee).

     (g) Unless and until Definitive Notes Certificates have been issued to owners pursuant to paragraph 13 below, the following provisions of this paragraph 11(g) shall be in full force and effect:

          (i) the Security Registrar and the Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Officer's Certificate relating to the Global Securities (including the payment of principal, premium, if any, and interest on the Notes evidenced by Global Securities Certificates and the giving of instructions or directions to owners of Notes evidenced by Global Securities) as the sole Holder of Capital Securities evidenced by Global Securities and shall have no obligations to the owners thereof; and

          (ii) the rights of the owners of the Global Securities shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes Certificates are issued pursuant to this paragraph 11(g) or paragraph 13 below, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Notes to such Clearing Agency Participants.

     (h) The Company shall inform the Trustee of the effective date of any registration statement registering the Exchange Notes under the


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


          Securities Act. Upon the receipt of an Officer's Certificate from the Company, the Trustee will take such actions as shall be necessary to effectuate the exchange of any of the Private Notes for Exchange Notes, including but not limited to the issuance of Exchange Notes in the form substantially set forth in Exhibit C, the entry of decreases
                                              ---------
          in the Regulation S Global Security and the 144A Global Security or, if applicable, the cancellation of Definitive Notes Certificates.

12. To the extent that a notice or other communication to the owners is required under this Officer's Certificate, unless and until Definitive Notes Certificates shall have been issued to owners pursuant to paragraph 13 below, the Trustee shall give all such notices and communications specified herein to be given to owners to the Clearing Agency, and shall have no obligations to the owners.

13. Upon surrender to the Security Registrar of the Global Securities Certificates by the Clearing Agency upon occurrence of any of the events described in paragraph 11(f) above, accompanied by registration instructions, the Trustee shall authenticate and deliver and the Security Registrar shall register the Definitive Notes Certificates in accordance with the instructions of the Clearing Agency. Neither the Security Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes Certificates, the Trustee shall recognize the Holders of the Definitive Notes Certificates as Securityholders.

14. Any beneficial interest in one of the Global Securities that is transferred to a person who takes delivery in the form of an interest in the other Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in the other Global Security and, accordingly, will thereafter be subject to all restrictions, if any, and procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

15. If the Company shall make any deposit of money and/or Eligible Obligations with respect to any Notes, or any portion of the principal amount thereof, as contemplated by Section 701 of the Indenture, the Company shall not deliver an Officer's Certificate described in clause (z) in the first paragraph of said Section 701 unless the Company shall also deliver to the Trustee, together with such Officer's Certificate, either:

     (A) an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of the Notes, shall assume the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee or Paying Agent such additional sums of money, if any, or additional Eligible Obligations (meeting the requirements of Section 701), if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or Eligible Obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such Notes or portions thereof, all in accordance with and subject to the provisions of said Section 701, provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the deficiency accompanied by an opinion of an independent public accountant of nationally recognized standing, selected by the Trustee, showing the calculation thereof; or

     (B) an opinion of independent nationally recognized tax counsel to the effect that, based on a change in law or administrative ruling issued after the date hereof, the Holders of such Notes, or portions of the principal amount thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

16. The Company shall not amend the Indenture pursuant to Section 1201(a) thereof, unless the Company shall have delivered to the Trustee an opinion of nationally recognized independent tax counsel to the effect that the actions contemplated by such amendment (a) will not cause the Holders of the Notes to recognize income, gain, or loss for United States federal income tax purposes as a result of such actions and (b) will result in the Holders of the Notes being subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such actions had not occurred.

17. The Company shall not consolidate with or merge into any other corporation, or convey or otherwise transfer or lease its properties and assets substantially as an entirety to any Person pursuant to Section 1101 of the Indenture unless, in addition to satisfying clauses (a), (b) and (c) thereof, the Company shall have delivered to the Trustee an opinion of nationally recognized independent tax counsel to the effect that such actions (a) will not cause the Holders of the Notes to recognize income, gain or loss for United States federal income tax purposes as a result of such actions and (b) will result in the Holders of the Notes being subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such actions had not occurred.

18. The Notes shall have such other terms and provisions as are provided in the forms thereof set forth in Exhibit A, Exhibit B and Exhibit C hereto, as applicable, and shall be issued in substantially such forms.

19. The undersigned has read all of the covenants and conditions contained in the Indenture relating to the issuance of the Notes and the definitions in the Indenture relating thereto and in respect of which this certificate is made.

20. The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein.

21. In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion whether or not such covenants and conditions have been complied with.

22. In the opinion of the undersigned, such conditions and covenants and conditions precedent, if any (including any covenants compliance with which constitutes a condition precedent) to the authentication and delivery of the Notes requested in the accompanying Company Order have been complied with.

IN WITNESS WHEREOF, I have executed this Officer's Certificate this 31st day of August, 2001.

                                              /s/ S. F. Koziar, Jr.
                                              ----------------------------------
                                                          Stephen F. Koziar, Jr.
                                              Group Vice President and Secretary

                                   EXHIBIT A

                          FORM OF GLOBAL PRIVATE NOTE

                              [depository legend]

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFER OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE OFFICER'S CERTIFICATE ESTABLISHING THIS SERIES.

                            [non-registration legend]

     THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, EACH HOLDER OF THE NOTES EVIDENCED HEREBY, AND EACH PERSON THAT ACQUIRES A BENEFICIAL INTEREST IN SUCH NOTES, (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (a)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE NOTES EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION,
(2) AGREES THAT IT WILL NOT, PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTES EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), OFFER, RESELL OR OTHERWISE TRANSFER SUCH NOTES EXCEPT (A) TO DPL INC. OR A SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) INSIDE THE

UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF SUCH NOTES (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND
(G) IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTES EVIDENCED HEREBY ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE, SUCH CERTIFICATIONS OR OTHER INFORMATION AS DPL INC. MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTES EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT OR SUCH EARLIER TIME AS A TRANSFER OF SUCH NOTES IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                          [registration rights legend]

     BY ITS ACCEPTANCE OF THE NOTES EVIDENCED HEREBY OR A BENEFICIAL INTEREST IN SUCH NOTES, THE HOLDER OF, AND ANY PERSON THAT ACQUIRES A BENEFICIAL INTEREST IN, SUCH NOTES AGREES TO BE BOUND BY THE PROVISIONS OF THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT DATED AS OF AUGUST 24, 2001 AND RELATING TO THE REGISTRATION UNDER THE SECURITIES ACT OF NOTES EXCHANGEABLE FOR THE NOTES EVIDENCED HEREBY AND REGISTRATION OF THE NOTES EVIDENCED HEREBY.

                              [Regulation S legend]

     BY ITS ACQUISITION HEREOF, EACH HOLDER OF THE NOTES EVIDENCED HEREBY, AND EACH PERSON THAT ACQUIRES A BENEFICIAL INTEREST IN SUCH NOTES, AGREES THAT PRIOR TO THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN THE OFFICER'S CERTIFICATE), BENEFICIAL INTERESTS IN THIS SECURITY MAY ONLY BE HELD BY CLEARING AGENCY PARTICIPANTS (AS DEFINED IN THE OFFICER'S CERTIFICATE) IN THE NAME OF A

NOMINEE OF EUROCLEAR OR CLEARSTREAM (IN EACH CASE AS DEFINED IN THE OFFICER'S CERTIFICATE)

No. __-_______                                                  CUSIP No. _____


                                    DPL INC.

                           6 7/8% SENIOR NOTE DUE 2011


     DPL Inc., a corporation duly organized and existing under the laws of the State of Ohio (herein referred to as the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum listed on Schedule I attached hereto on September 1, 2011, and to pay interest on said principal sum semi-annually on March 1 and September 1 of each year (each an "Interest Payment Date"), commencing on March 1, 2002, at the rate of 6 7/8% per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from August 31, 2001 to the first Interest Payment Date, and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that, at the option of the Company, interest on this Security may be paid by check mailed to the address of the person entitled thereto, as such address shall appear on the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                    DPL INC.


                                    By:_______________________________________
                                        Group Vice President and Secretary


                          CERTIFICATE OF AUTHENTICATION


Dated:


     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                    BANK ONE TRUST COMPANY, NATIONAL
                                    ASSOCIATION, as Trustee


                                    By:_______________________________
                                            Authorized Signatory

                        [REVERSE OF GLOBAL PRIVATE NOTE]


     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities") issued and to be issued in one or more series under an Indenture, dated as of March 1, 2000 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and Bank One Trust Company, National Association, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, and the Officer's Certificate filed with the Trustee on August 31, 2001 creating the series designated on the face hereof (the "Officer's Certificate") for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, issued in the initial aggregate principal amount of $400,000,000.

     The Company may redeem the Securities of this series, in whole or in part, at any time prior to maturity, at a redemption price equal to the Make-Whole Amount plus accrued interest, if any, to the Redemption Date with respect to the Securities of this series, or portions thereof, being redeemed.

     As used herein:

                "Comparable Treasury Issue" means, with respect to any Redemption Date, the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the time period from the Redemption Date to September 1, 2011 that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the time period. If no United States Treasury security has a maturity which is within a period from three months before to three months after September 1, 2011, the two most closely corresponding United States Treasury securities shall be used as the Comparable Treasury Issue, and the Treasury Rate shall be interpolated and extrapolated on a straight-line basis, rounding to the nearest month using such securities.

                "Comparable Treasury Price" means (i) the average of up to five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such Quotations.

                "Make-Whole Amount" shall be equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) as determined by the Quotient Agent as of the Redemption Date, the sum of the present value of the scheduled payments of principal and interest on such Securities of this series being redeemed from the Redemption Date to September 1, 2011, discounted to the Redemption Date on a semi-annual basis (assuming a

               360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Rate plus 25 basis points.

                "Quotation Agent" means Morgan Stanley & Co. Incorporated and its successors as selected by the Company; provided, however, that if any of the foregoing ceases to be a primary United States Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

                "Reference Treasury Dealer" means (i) Morgan Stanley & Co. Incorporated and its successors; provided, however, that if any of the foregoing ceases to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer and (ii) up to four other Primary Treasury Dealers selected by the Trustee after consultation with the Company.

                "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

                "Treasury Rate" means (i) the yield, under the heading which represents the average for the immediately prior week, appearing in the most recently published statistical release designated "H.15
          (519)" or any successor publication which is published weekly by the Federal Reserve and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the time period from the Redemption Date to September 1, 2011 (if no maturity is within three months before or after such time period, yields for the two published maturities most closely corresponding to such time period shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

     Notice of any redemption will be mailed at least 30 days but no more than 60 days before the Redemption Date to each holder of the Securities of this series to be redeemed. If, at the time notice of redemption is given, the redemption moneys are not held by the Trustee, the redemption may be made subject to their receipt on or before the Redemption Date and such notice shall be of no effect unless such moneys are so received. Upon payment of the redemption price, on and after the Redemption Date, interest will cease to accrue on the Securities of this series or portions thereof called for redemption. The Securities of this series are not subject to any sinking fund.

     The Company shall deliver to the Trustee before any Redemption Date for the Securities of this series being redeemed its calculation of the Redemption Price applicable to such redemption. Except with respect to the obligations of the Trustee expressly set forth in the foregoing definitions of "Comparable Treasury Price" and "Reference Treasury Dealer Quotations", the Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon the Company's calculation of any Redemption Price of the Securities of this series being redeemed.

     In lieu of stating the Redemption Price, notices of redemption of the Securities of this series shall state substantially the following: "The Redemption Price of the Securities of this series to be redeemed shall be the Make-Whole Amount (as defined in the Indenture)."

     Except as provided herein, Article Four of the Indenture shall apply to redemptions of the Securities of this series.

     If the Company does not comply with certain of its obligations under the Registration Rights Agreement, this Security shall bear additional interest in addition to the interest provided for in the first sentence of paragraph 5 of the Officer's Certificate.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture and the Officer's Certificate.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     In certain circumstances and subject to compliance with certain conditions, the Indenture and the Officer's Certificate also permit the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture without the consent of the Holders.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                         [INSERT APPROPRIATE SCHEDULE]

                                   SCHEDULE I

                              144A GLOBAL SECURITY


The initial principal amount of Notes evidenced by this 144A Global Security is
_____________.


     CHANGES TO PRINCIPAL AMOUNT OF NOTES EVIDENCED BY 144A GLOBAL SECURITY


                      Principal Amount of Notes
                      by which this 144A Global         Remaining Principal
                      Security is to be Reduced           Amount of Notes
                      or Increased, and Reason        Represented by this 144A
Date                  for Reduction or Increase           Global Security              Notation Made by
----                  -------------------------           ---------------              ----------------
_________________     _______________________         ____________________            _____________________
_________________     _______________________         ____________________            _____________________
_________________     _______________________         ____________________            _____________________
_________________     _______________________         ____________________            _____________________
_________________     _______________________         ____________________            _____________________
_________________     _______________________         ____________________            _____________________
_________________     _______________________         ____________________            _____________________
_________________     _______________________         ____________________            _____________________
_________________     _______________________         ____________________            _____________________
_________________     _______________________         ____________________            _____________________
_________________     _______________________         ____________________            _____________________
_________________     _______________________         ____________________            _____________________
_________________     _______________________         ____________________            _____________________
_________________     _______________________         ____________________            _____________________
_________________     _______________________         ____________________            _____________________
_________________     _______________________         ____________________            _____________________

                                   SCHEDULE I

                          REGULATION S GLOBAL SECURITY


The initial principal amount of Notes evidenced by this Regulation S Global Security is ____________________.


 CHANGES TO PRINCIPAL AMOUNT OF NOTES EVIDENCED BY REGULATION S GLOBAL SECURITY


                          Principal Amount of Notes
                          by which this Regulation S       Remaining Principal
                           Global Security is to be           Amount of Notes
                          Reduced or Increased, and        Represented by this
                            Reason for Reduction or            Regulation S
      Date                          Increase                 Global Security             Notation Made by
-------------------       -------------------------       ---------------------       ---------------------

___________________      __________________________       _____________________       _____________________
___________________      __________________________       _____________________       _____________________
___________________      __________________________       _____________________       _____________________
___________________      __________________________       _____________________       _____________________
___________________      __________________________       _____________________       _____________________
___________________      __________________________       _____________________       _____________________
___________________      __________________________       _____________________       _____________________
___________________      __________________________       _____________________       _____________________
___________________      __________________________       _____________________       _____________________
___________________      __________________________       _____________________       _____________________
___________________      __________________________       _____________________       _____________________
___________________      __________________________       _____________________       _____________________
___________________      __________________________       _____________________       _____________________
___________________      __________________________       _____________________       _____________________
___________________      __________________________       _____________________       _____________________
___________________      __________________________       _____________________       _____________________

                                    EXHIBIT B

                            FORM OF PRIVATE NOTE FOR
                       INSTITUTIONAL ACCREDITED INVESTORS

                            [non-registration legend]

     THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, EACH HOLDER OF THE NOTES EVIDENCED HEREBY, AND EACH PERSON THAT ACQUIRES A BENEFICIAL INTEREST IN SUCH NOTES, (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (a)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE NOTES EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION,
(2) AGREES THAT IT WILL NOT, PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTES EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), OFFER, RESELL OR OTHERWISE TRANSFER SUCH NOTES EXCEPT (A) TO DPL INC. OR A SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF SUCH NOTES (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (G) IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTES EVIDENCED HEREBY ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE, SUCH CERTIFICATIONS OR OTHER INFORMATION AS DPL INC. MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND

WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTES EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT OR SUCH EARLIER TIME AS A TRANSFER OF SUCH NOTES IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                          [registration rights legend]

     BY ITS ACCEPTANCE OF THE NOTES EVIDENCED HEREBY OR A BENEFICIAL INTEREST IN SUCH NOTES, THE HOLDER OF, AND ANY PERSON THAT ACQUIRES A BENEFICIAL INTEREST IN, SUCH NOTES AGREES TO BE BOUND BY THE PROVISIONS OF THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT DATED AS OF AUGUST 24, 2001 AND RELATING TO THE REGISTRATION UNDER THE SECURITIES ACT OF NOTES EXCHANGEABLE FOR THE NOTES EVIDENCED HEREBY AND REGISTRATION OF THE NOTES EVIDENCED HEREBY.

No. ______                                                   CUSIP No. 233293AG4


                                    DPL INC.

                            6 7/8% SENIOR NOTE DUE 2011

     DPL Inc., a corporation duly organized and existing under the laws of the State of Ohio (herein referred to as the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to pay to _____________________ or registered assigns, the principal sum of __________________ Dollars ($______________) on September 1, 2011, and to pay
interest on said principal sum semi-annually on March 1 and September 1 of each year (each an "Interest Payment Date"), commencing on March 1, 2002 at the rate of 6 7/8% per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from August 31, 2001 to the first Interest Payment Date, and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that, at the option of the Company, interest on this Security may be paid by check mailed to the address of the person entitled thereto, as such address shall appear on the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                    DPL INC.


                                    By:_______________________________________
                                          Group Vice President and Secretary



                          CERTIFICATE OF AUTHENTICATION


Dated: _______________


     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                    BANK ONE TRUST COMPANY, NATIONAL
                                    ASSOCIATION, as Trustee


                                    By:_______________________________________
                                                Authorized Signatory

        [REVERSE OF PRIVATE NOTE FOR INSTITUTIONAL ACCREDITED INVESTORS]


     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities") issued and to be issued in one or more series under an Indenture, dated as of March 1, 2000 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and Bank One Trust Company, National Association, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and to the Officer's Certificate filed with the Trustee on August 31, 2001 creating the series designated on the face hereof (the "Officer's Certificate") for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, issued in the initial aggregate principal amount of $400,000,000.

     The Company may redeem the Securities of this series, in whole or in part, at any time prior to maturity, at a redemption price equal to the Make-Whole Amount plus accrued interest, if any, to the Redemption Date with respect to the Securities of this series, or portions thereof, being redeemed.

     As used herein:

                 "Comparable Treasury Issue" means, with respect to any Redemption Date, the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the time period from the Redemption Date to September 1, 2011 that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the time period. If no United States Treasury security has a maturity which is within a period from three months before to three months after September 1, 2011, the two most closely corresponding United States Treasury securities shall be used as the Comparable Treasury Issue, and the Treasury Rate shall be interpolated and extrapolated on a straight-line basis, rounding to the nearest month using such securities.

                 "Comparable Treasury Price" means (i) the average of up to five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such Quotations.

                 "Make-Whole Amount" shall be equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) as determined by the Quotient Agent as of the Redemption Date, the sum of the present value of the scheduled payments of principal and interest on such Securities of this series being redeemed from the Redemption Date to September 1, 2011, discounted to the Redemption Date on a semi-annual basis (assuming a

           360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Rate plus 25 basis points.

                 "Quotation Agent" means Morgan Stanley & Co. Incorporated and its successors as selected by the Company; provided, however, that if any of the foregoing ceases to be a primary United States Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

                 "Reference Treasury Dealer" means (i) Morgan Stanley & Co. Incorporated and its successors; provided, however, that if any of the foregoing ceases to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer and (ii) up to four other Primary Treasury Dealers selected by the Trustee after consultation with the Company.

                 "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

                 "Treasury Rate" means (i) the yield, under the heading which represents the average for the immediately prior week, appearing in the most recently published statistical release designated "H.15
           (519)" or any successor publication which is published weekly by the Federal Reserve and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the time period from the Redemption Date to September 1, 2011 (if no maturity is within three months before or after such time period, yields for the two published maturities most closely corresponding to such time period shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

     Notice of any redemption will be mailed at least 30 days but no more than 60 days before the Redemption Date to each holder of the Securities of this series to be redeemed. If, at the time notice of redemption is given, the redemption moneys are not held by the Trustee, the redemption may be made subject to their receipt on or before the date fixed for redemption and such notice shall be of no effect unless such moneys are so received. Upon payment of the redemption price, on and after the Redemption Date, interest will cease to accrue on the Securities of this series or portions thereof called for redemption. The Securities of this series are not subject to any sinking fund.

     The Company shall deliver to the Trustee before any Redemption Date for the Securities of this series being redeemed its calculation of the Redemption Price applicable to such redemption. Except with respect to the obligations of the Trustee expressly set forth in the foregoing definitions of "Comparable Treasury Price" and "Reference Treasury Dealer Quotations", the Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon the Company's calculation of any Redemption Price of the Securities of this series being redeemed.

     In lieu of stating the Redemption Price, notices of redemption of the Securities of this series shall state substantially the following: "The Redemption Price of the Securities of this series to be redeemed shall be the Make-Whole Amount (as defined in the Indenture)."

     Except as provided herein, Article Four of the Indenture shall apply to redemptions of the Securities of this series.

     If the Company does not comply with certain of its obligations under the Registration Rights Agreement, this Security shall bear additional interest in addition to the interest provided for in the first sentence of paragraph 5 of the Officer's Certificate.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture and the Officer's Certificate.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     In certain circumstances and subject to compliance with certain conditions, the Indenture and the Officer's Certificate also permit the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture without the consent of the Holders.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                               FORM OF ASSIGNMENT

For value received ________________ hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________________________
________________________________________________________________________________

                     (Please insert social security or other
                  taxpayer identification number of assignee.)

the within security and hereby irrevocably constitutes and appoints _________________________ attorney to transfer the said security on the books of DPL Inc., with full power of substitution in the premises.

In connection with any transfer of the within security occurring prior to such date as restrictions on the transfer of such security imposed by the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder, are terminated in accordance with the Indenture and the Officer's Certificate, the undersigned confirms that such security is being transferred:

        [_]  To DPL Inc. or a subsidiary thereof; or


        [_] Pursuant to an effective registration statement under the Securities Act; or


        [_] Pursuant to and in compliance with Rule 144A under the Securities Act; or


        [_] To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act; or


        [_] Pursuant to and in compliance with Regulation S under the Securities Act; or


        [_]  Pursuant to and in compliance with Rule 144 under the Securities
        Act;


and unless the box below is checked, the undersigned confirms that such security is not being transferred to an "affiliate" of DPL Inc. as defined in Rule 144 under the Securities Act (an "Affiliate"):

        [_] The transferee is an Affiliate of DPL Inc.

                                    EXHIBIT C

                          FORM OF GLOBAL EXCHANGE NOTE

                               [depository legend]

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFER OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE OFFICER'S CERTIFICATE ESTABLISHING THIS SERIES.

No. R-_________                                              CUSIP No. 233293AH2


                                    DPL INC.

                            6 7/8 SENIOR NOTE DUE 2011

     DPL Inc., a corporation duly organized and existing under the laws of the State of Ohio (herein referred to as the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of __________________ Dollars ($______________) on September 1, 2011, and to pay interest on said principal sum semi-annually on March 1 and September 1 of each year (each an "Interest Payment Date"), commencing on March 1, 2002, at the rate of 6 7/8 per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from August 31, 2001 to the first Interest Payment Date, and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or

August 15 next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that, at the option of the Company, interest on this Security may be paid by check mailed to the address of the person entitled thereto, as such address shall appear on the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                    DPL INC.


                                    By:_______________________________________
                                        Group Vice President and Secretary



                          CERTIFICATE OF AUTHENTICATION


Dated:_______________


         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                    BANK ONE TRUST COMPANY, NATIONAL
                                    ASSOCIATION, as Trustee


                                    By:_______________________________________
                                                Authorized Signatory

                       [REVERSE OF GLOBAL EXCHANGE NOTE]



     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities") issued and to be issued in one or more series under an Indenture, dated as of March 1, 2000 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and Bank One Trust Company, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and to the Officer's Certificate filed with the Trustee on August 31, 2001 creating the series designated on the face hereof (the "Officer's Certificate") for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, issued in the initial aggregate principal amount of $400,000,000.

     The Company may redeem the Securities of this series, in whole or in part, at any time prior to maturity, at a redemption price equal to the Make-Whole Amount plus accrued interest, if any, to the Redemption Date with respect to the Securities of this series, or portions thereof, being redeemed.

     As used herein:

                 "Comparable Treasury Issue" means, with respect to any Redemption Date, the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the time period from the Redemption Date to September 1, 2011 that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the time period. If no United States Treasury security has a maturity which is within a period from three months before to three months after September 1, 2011, the two most closely corresponding United States Treasury securities shall be used as the Comparable Treasury Issue, and the Treasury Rate shall be interpolated and extrapolated on a straight-line basis, rounding to the nearest month using such securities.

                 "Comparable Treasury Price" means (i) the average of up to five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such Quotations.

                 "Make-Whole Amount" shall be equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) as determined by the Quotient Agent as of the Redemption Date, the sum of the present value of the scheduled payments of principal and interest on such Securities of this series being redeemed from the Redemption Date to September 1, 2011, discounted to the Redemption Date on a semi-annual basis (assuming a

           360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Rate plus 25 basis points.

                 "Quotation Agent" means Morgan Stanley & Co. Incorporated and its successors as selected by the Company; provided, however, that if any of the foregoing ceases to be a primary United States Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

                 "Reference Treasury Dealer" means (i) Morgan Stanley & Co. Incorporated and its successors; provided, however, that if any of the foregoing ceases to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer and (ii) up to four other Primary Treasury Dealers selected by the Trustee after consultation with the Company.

                 "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date. "Treasury Rate" means (i) the yield, under the heading which represents the average for the immediately prior week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Federal Reserve and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the time period from the Redemption Date to September 1, 2011 (if no maturity is within three months before or after such time period, yields for the two published maturities most closely corresponding to such time period shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

     Notice of any redemption will be mailed at least 30 days but no more than 60 days before the Redemption Date to each holder of the Securities of this series to be redeemed. If, at the time notice of redemption is given, the redemption moneys are not held by the Trustee, the redemption may be made subject to their receipt on or before the Redemption Date and such notice shall be of no effect unless such moneys are so received. Upon payment of the redemption price, on and after the Redemption Date, interest will cease to accrue on the Securities of this series or portions thereof called for redemption. The Securities of this series are not subject to any sinking fund.

     The Company shall deliver to the Trustee before any Redemption Date for the Securities of this series being redeemed its calculation of the Redemption Price applicable to such redemption. Except with respect to the obligations of the Trustee expressly set forth in the foregoing definitions of "Comparable Treasury Price" and "Reference Treasury Dealer Quotations", the Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon the Company's calculation of any Redemption Price of the Securities of this series being redeemed.

     In lieu of stating the Redemption Price, notices of redemption of the Securities of this series shall state substantially the following: "The Redemption Price of the Securities of this series to be redeemed shall be the Make-Whole Amount (as defined in the Indenture)."

     Except as provided herein, Article Four of the Indenture shall apply to redemptions of the Securities of this series.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture and the Officer's Certificate.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     In certain circumstances and subject to compliance with certain conditions, the Indenture and the Officer's Certificate also permit the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture without the consent of the Holders.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and in integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                            CERTIFICATE OF TRANSFER


                                    DPL INC.
                          6 7/8% Senior Notes due 2011
                       Principal Amount: $______________


        FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

        Name and address of assignee must be printed or typewritten.


the within Security of the Company and does hereby irrevocable constitute and appoint to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

        ___________________________________________________________

        ___________________________________________________________

Dated:

                                   EXHIBIT D

                           ACCREDITED INVESTOR LETTER



                                                              Date:



DPL Inc.
Courthouse Plaza Southwest
Dayton, Ohio  45402

Morgan Stanley & Co. Incorporated
Banc One Capital Markets, Inc.
Fleet Securities, Inc.
NatCity Investments, Inc.

c/o Morgan Stanley & Co. Incorporated
      1585 Broadway
      New York, New York  10036

Ladies and Gentlemen:

     We understand that the 6 7/8% Notes Due 2011 of DPL Inc., an Ohio corporation ("DPL"), (the "Securities") are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and that the Securities have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities, that if, prior to the expiration of the holding period applicable to sales of any Security under Rule 144(k) under the Securities Act, we decide to offer, resell or otherwise transfer such Security, such Security may be offered, resold or otherwise transferred only (i) to DPL or a subsidiary thereof, (ii) pursuant to an effective registration statement under the Securities Act, (iii) inside the United States to a person who is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in compliance with Rule 144A under the Securities Act, (iv) inside the United States to an Institutional Accredited Investor (as defined below) that, prior to such transfer, furnishes to the trustee a signed letter in the form hereof, and such other opinions and certifications that the trustee may request, (v) outside the United States in compliance with Rule 904 under the Securities Act or (vi) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) and (vii) in each case, in accordance with any applicable securities laws of the states of the United States or any other applicable jurisdiction and in accordance with the legend set forth on the Securities. We further agree to provide any person purchasing any of the Securities from us a notice advising such purchaser that resales of such securities are restricted as stated herein. We understand that any Securities will bear a legend reflecting the substance of this paragraph.

     We confirm that:

                (i) ______ we are an "accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (an "Institutional Accredited Investor");
                (ii) _____ (A) any purchase of Securities by us will be for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or
(B) we are a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in
Section 3(a)(5)(A) of the Securities Act that is acquiring Securities as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

                (iii) ____ we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the Securities;

                (iv) _____ we are not acquiring Securities with a view to resale or distribution thereof or with any present intention of offering or selling Securities, except as permitted above; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

                (v) ______ we have had access to such financial and other information and have been afforded the opportunity to ask such questions of representatives of DPL and receive answers thereto, as we deem necessary in connection with our decision to purchase Securities.

     We acknowledge that you and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.


Date:_____________                         (Name of Purchaser)


                                           By:_________________________________
                                              Name:
                                              Title:

                                           Address:

                                    EXHIBIT E


                          FORM OF TRANSFER CERTIFICATE
              144A GLOBAL SECURITY TO REGULATION S GLOBAL SECURITY


Bank One Trust Company, National Association
1 Bank One Plaza, Suite IL1-0126
Chicago, Illinois 60670-0126
Attention:  Global Corporate Trust Services

     Re: DPL Inc.

     Private Notes

     Reference is hereby made to the Indenture, dated as of March 1, 2000, among DPL Inc. (the "Company") and Bank One Trust Company, National Association, as trustee, and the Officer's Certificate dated August 31, 2001 relating to the Company's 6 7/8% Senior Notes Due 2011 (the "Officer's Certificate"). Capitalized terms used but not defined herein shall have the meanings given to them in the Officer's Certificate.

     This letter relates to _________________ principal amount of Private Notes which are evidenced by a 144A Global Security (CUSIP No. 233293AF6) and held with the Clearing Agency indirectly in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in such Private Notes to a Person that will take delivery thereof in a transaction effected pursuant to and in accordance with Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor does hereby further certify that:

     The offer of such Private Notes was not made to a person in the United States;

     (A)    either:

     (i) ______ at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

     (ii) _____ the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

     (B) no directed selling efforts have been made in contravention of the requirements of 904(b) under the Securities Act, as applicable;

     (C) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

     (D) ______ we have advised the transferee of the transfer restrictions applicable to such Private Notes.

     You and the initial purchasers of the Notes are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Terms used in this certificate and not otherwise defined herein or in the Officer's Certificate have the meanings set forth in Regulation S under the Securities Act.


Dated:__________________

                                    [Insert Name of Transferor]


                                    By:____________________________
                                       Name:
                                       Title:
                                    (If the registered owner is
                                    a corporation, partnership
                                    or fiduciary, the title of
                                    the Person signing on
                                    behalf of such registered
                                    owner must be stated.)

                                   EXHIBIT F

                          FORM OF TRANSFER CERTIFICATE
              REGULATION S GLOBAL SECURITY TO 144A GLOBAL SECURITY

Bank One Trust Company, National Association
1 Bank One Plaza, Suite IL1-0126
Chicago, Illinois 60670-0126
Attention:  Global Corporate Trust Services

     Re: DPL Inc.

     Private Notes

     Reference is hereby made to the Indenture, dated as of March 1, 2000, among DPL Inc. (the "Company") and Bank One Trust Company, National Association, as trustee, and the Officer's Certificate dated August 31, 2001 relating to the Company's 6 7/80% Senior Notes Due 2011 (the "Officer's Certificate"). Capitalized terms used but not defined herein shall have the meanings given to them in the Officer's Certificate.

     This letter relates to _________________ Private Notes which are evidenced by a Regulation S Global Security (CUSIP No. U2605PAB2) and held with the Clearing Agency indirectly in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in such Private Notes to a Person that will take delivery thereof in a transaction effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor does hereby certify that (i) the Transferor's interest in such Private Notes is being transferred in accordance with the transfer restrictions set forth in the Trust Agreement; and (ii) the transferee is a person who the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, purchasing for its own account or the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A, in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

     You and the initial purchaser of the Notes are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


Dated:__________________

                                    [Insert Name of Transferor]
                                    By:_________________________________
                                       Name:
                                       Title:
                                    (If the registered owner is
                                    a corporation, partnership
                                    or fiduciary, the title of
                                    the Person signing on
                                    behalf of such registered
                                    owner must be stated.)


                                      F-2